      Citigroup
      Investments
      Corporate
      Loan Fund Inc.

      Quarterly Report
      December 31, 2002                                       Ticker Symbol: TLI

                                   [GRAPHIC]

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. JAY GERKEN
Chairman, President and Chief Executive Officer

Citigroup Investments
Corporate Loan Fund Inc.

Dear Shareholder,
Enclosed herein is the quarterly report for Citigroup Investments Corporate Loan Fund Inc. ("Fund") for the three months ended December 31, 2002. In this report, the Fund's manager, Glenn Marchak, summarizes what he believes to be the period's prevailing economic and market conditions and outlines the Fund's investment strategy.


As Glenn explains, since the date of our last report, the loan market has improved significantly. Furthermore, after a challenging month in the financial markets during October, the default rates of loans dropped, the prices of loans in the secondary market continued to rise and issuance levels of new loans during January 2003 increased considerably. Glenn also shares his views about events that he believes have impacted the loan marketplace, such as the situation in Iraq, and discusses his outlook for the loan market ahead.

A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer

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Citigroup Investments Corporate Loan Fund Inc.
                                                                             1

                            LETTER FROM THE MANAGER

[PHOTO]

GLENN N. MARCHAK

Vice President and Investment Officer

Performance Review/1/

During the three months ended December 31, 2002, the Fund distributed income dividends to shareholders totaling $0.20 per share. The table below shows the annualized distribution yield and three-month total return based on the Fund's December 31, 2002 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price./2/

                                   Annualized        Three-Month
              Price Per Share Distribution Yield/3/ Total Return/3/
            ----------------- --------------------  --------------
               $13.18 (NAV)          6.01%              1.27%
               $11.62 (NYSE)         6.82%             (0.07)%

The Fund's Lipper Inc. ("Lipper")/4 /peer group of loan participation closed-end funds returned 1.06% based on NAV for the three months ended December 31, 2002.

Investment Strategy

The Funds seeks to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in floating or variable rate collateralized senior loans.

---------
1 Past performance is not indicative of future results.
2 NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets of common stockholders) by the total number of the Fund's common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market (NYSE) price as determined by supply of and demand for the Fund's shares.
3 Total returns are based on changes in NAV or the market price, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in above chart. The annualized distribution yield assumes a current monthly income dividend rate of $0.066 for twelve months. This rate is as of December 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution yield is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution yield only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
4 Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the three-month period ended December 31, 2002, calculated among 40 funds in the loan participation closed-end funds category with reinvestment of dividends and capital gains, excluding sales charges.

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                                          2002 Quarterly Report to Shareholders
2

Portfolio Manager Market Overview

Since our last report, the loan market has improved considerably. After a very difficult month in the financial markets in October 2002, loan default rates dropped significantly, loan prices in the secondary market continued to increase and new-loan issuance in January 2003 picked up noticeably. Additionally, the quality of new-loan issuance has remained strong.

Standard and Poor's Leveraged Commentary and Data reported that the lagging twelve-month default rate decreased from 6.0% in December 2002 to 5.1% in January 2003, marking the third straight monthly drop in the rate. Since peaking at 7.4% in June 2002, the default rate has dropped 31%, according to the report. Based upon our expectations that the U.S. economy will likely continue to grow at a moderate pace, we anticipate that the default rate will continue to decline.


New-issuance in the loan market was strong in January 2003 as merger-and-acquisition and leveraged-buyout activity increased. While acquirers remain cautious, acquisition prices have become more attractive to buyers and the capital markets have become more available to issuers. The high-yield/5/ market has seen considerable inflows of capital since our last report and, coupled with availability of capital in the loan market, has provided acquirers with capital to fund acquisitions. In addition, capital spending has improved marginally, which has increased the prospects for borrowings needed to fund these expenditures. Although we expect that the near-term prospect of war in Iraq will dampen loan demand somewhat, in the longer term, if these trends continue, we anticipate an improvement in loan issuance relative to 2002.

The ongoing uncertainty in the financial markets and U.S. economy has continued to result in a high level of scrutiny by investors on new loan transactions. While portfolio managers continue to have cash to invest, there has been little new investment capital entering the loan market, which has mitigated some of the competition for new loans. In addition, refinancing activity has remained manageable, which has reduced the need to replace loans taken out by other capital market products. Although credit spreads/6/ on loans have contracted somewhat since our last report, they remain attractive in our view by historical standards. We expect spreads will remain favorable as long as investors' uncertainties about the outlook for the financial markets, economy and geopolitical environment remains at current levels.

As investors have maintained credit discipline, credit structures have remained strong by historical standards. We expect credit structures to remain favorable,

---------
5 High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues
6 Credit spread is the difference between the yield of a particular corporate security and a benchmark security that has the same maturity as that particular corporate security.

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Citigroup Investments Corporate Loan Fund Inc.
                                                                             3
as portfolio managers should not quickly forget the lessons learned through the latest recession and the volatility experienced in the capital markets. As the economy continues to recover, the credit discipline that has existed, in our view, should likely drive stronger overall market dynamics going forward.

As companies and investors focus more on strong balance sheets, accounting accuracy and transparency and less on the pursuit of growth, we feel in this scenario that a stronger corporate financing environment should likely result. We expect that business managers will generally be taking lower levels of risk going forward as the excesses that had entered the system are purged. This may result in lower price-to-earnings ("P/E")/7/ multiples and stock prices than we became accustomed to in the 1990s, but should provide for a more sound and less-volatile environment in the future for the debt markets, including the loan market. While we cannot say with certainty that the credit markets have bottomed, if the U.S. economy were to continue to grow at a moderate pace, in the long run we believe the probability for upside potential in the loan market would remain greater than the probability of further downside deterioration.

Portfolio Manager Fund Overview

On January 9, 2003, the Fund declared a regular monthly dividend for January of $0.066 per share. This is the 14th consecutive month that the dividend rate has been at this level. During 2002, the Federal Open Market Committee ("FOMC")/8/ held the short-term federal funds rate ("fed funds rate")/9/ steady at 1.75% until November 6th, at which point the monetary-policy Committee reduced the rate to 1.25%. At its most recent meeting on January 29, 2003 after the reporting period concluded, the FOMC held rates at 1.25%. The rate reduction in November has begun to affect the cash flow of the Fund. Unlike fixed-rate investments, interest rates of loans will periodically adjust in response to changes in short-term interest rates. These rate adjustments have provided investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates.

Although interest income from the loans in the Fund was negatively affected by the most recent rate cut, all things being equal, the Fund has been able to maintain the dividend at $0.066 as a result of an increase in revenue from fees earned on loans in which it invested and by using some of the undistributed net

---------
7 The P/E ratio is a stock's price divided by its earnings per share.
8 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
9 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

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                                          2002 Quarterly Report to Shareholders
4
investment income included in the net assets of the Fund. Over time, we expect that the dividend could be further affected by the reduction in short-term interest rates that occurred in November and by the potential impact of the deterioration of several loans in the Fund.

Consistent with our original investment mandate, the Fund's portfolio is made up largely of floating or variable rate senior secured corporate loans. As of December 31, 2002, the Fund had total net assets of approximately $128.9 million that had an average equivalent rating of "Ba3" and was invested in 30 industry sectors, with the largest industry concentration being 10.5% in the media (non-cable) industry as of total investments. The Fund held interests in loans made to 102 issuers.

Although the credit markets have improved noticeably since our last report, they have been experiencing one of the more difficult periods in the last century. Over the last year, high levels of default and volatility have resulted from a combination of factors including: the recession and ongoing economic weakness, continued concern resulting from the terrorist attacks on September 11, 2001, the well-publicized corporate governance issues and fraudulent accounting activity, weakness in global equity markets, geopolitical uncertainties, including a potential war in Iraq, continued tensions in the Middle East and North Korea's efforts to restart its nuclear weapons program; generally restrictive capital markets; and a general loss of investor confidence in the financial markets.

While a healthy degree of caution and uncertainty remains and the threat of war in Iraq looms, since our last report in September, investor confidence and the financial markets have improved, as the abnormally high level of investor fear about the marketplace that existed in October 2002 appears to have subsided to a noticeable amount. The equity markets improved from the lows of mid-October, and there was a significant flow of funds into the high-yield bond market during the fourth quarter of 2002 that carried over into January 2003. Yield spreads/10/ across the credit markets have contracted considerably, and we have seen improvement in loan prices.

The Fund performed well since the date of our last shareholder letter, showing meaningful improvements in NAV, share price and discount to NAV. As of January 28, 2003, the NAV of the Fund was $13.22, an increase of 3.36% (or $0.43 per share since October 31, 2002). For the period from November 1, 2002 to January 24, 2003, the NAV of the Fund increased by 3.28%, outperforming the S&P/LSTA Leveraged Loan, Market Value Index, which showed an increase of 2.72% over the same period. One key aspect of the

---------
10Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

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Citigroup Investments Corporate Loan Fund Inc.
                                                                             5

Fund's management policy is that its NAV is calculated to date on a "mark-to-market" basis using current market prices for each loan in the Fund as determined weekly by a third-party pricing service.

The increase in the Fund's NAV was the result of a strengthening in the financial markets which led to a broad-based improvement in prices in the loan market with particular strength in the wireless and cable sectors. In prior reports, we outlined our belief that the wireless and cable sectors were undervalued and could increase in price if confidence in the financial markets improved and risk premiums declined. During the period from October 31, 2002 to January 24, 2003, two loans in the Fund were up in price for every loan that was down, and the magnitude of price appreciation was much more significant than the decline in loans that were down. For example, only two loans were down more than 5%, while 16 loans were up more than 5%.

Since our last report, we have not seen any material unexpected negative news pertaining to any of the loans in the Fund's portfolio. As noted in our last report, there were several credits that deteriorated considerably over that period. Since that time, one of the credits has been paid down at a significant-but-expected discount from a sale of the company. The discount was in line with the price the asset was carried at in the portfolio. Of the other four credits mentioned in our last report, one continues to be questionable in terms of the timely payment of interest and future price recovery. The other three credits increased in price over the period of October 31, 2002 to January 24, 2003 by 5.5%, 9.5% and 19.5%, respectively. We continue to believe these credits have the potential for further price appreciation and, in our opinion, expect they will generally be able to pay interest on a timely basis.

The Fund's share price has improved 9.2% since October 31, 2002. At that time, the Fund closed at $11.29 (NYSE market price) and hit a new 52-week low of $11.20 during the following week on November 8th. Since that time, the Fund's share price has steadily improved to $12.33 on January 28, 2003, marking a 10.1% improvement over the 52-week low and 5.3% above the 50-day moving average trading price.

Recently, the Fund's discount to NAV has narrowed considerably. On January 28, 2003, the discount stood at 6.73% versus 11.73% on the date of our last report. The discount increased significantly after the terrorist attacks on September 11, 2001 and remained wide throughout 2002. Measured before September 11th, from the January 1, 2001 to September 10, 2001, the Fund traded at an average discount of 3.85%. The discount widened immediately after September 11th and, during 2002, traded at an average of 9.77%, ending 2002 at 11.84%. In January 2003, the discount closed considerably and currently stands at 6.73%. The average discount for the month of January improved to 8.44% from a fourth quarter average of 11.97%.


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                                          2002 Quarterly Report to Shareholders
6

We attribute the higher level of discount after September 11th to the increased level of risk premium sought by investors across financial asset classes to compensate for the perceived level of risk in the economy and financial markets. The recent improvement in the Fund's discount and decreasing spreads across the credit markets, in our opinion, is signaling that investors' perceptions of risk in the Fund and the credit markets has improved.

Given the current environment, asset levels in the Fund have remained at reasonably acceptable levels in our opinion, and we expect to be able to continue to maintain a sufficient level of assets in the Fund for the foreseeable future. New-loan creation in the market picked up considerably since the beginning of 2003. We expect that there will be some disruption in new-loan issuance as the threat of war in Iraq increases. However, on balance, we anticipate that the new-issue calendar will likely be satisfactory for the remainder of 2003 given what appears to us to be an improving economic picture. While we recently have been able to add several new positions to the Fund, we are in a period in which our credit discipline points us toward more conservative asset selection.

Portfolio Manager Fund Outlook

While the U.S. economy continues to grow, albeit at a slower pace, we must continue to maintain our credit discipline as much as ever. Many companies continue to work their way through the effects of the recession, and as the uncertainties surrounding the "economic recovery" remain, we must continue to maintain a close watch over loans already in the Fund's portfolio, as well as new loans to be added. We continue to work hard to identify weakness in the industries and credits in which we invest before they deteriorate too far.

The goals of our investment approaches for managing the Fund remain the same as those outlined in our earlier shareholder reports: to maintain high credit standards when selecting loans to add to the portfolio; to seek out loans that are priced appropriately for the credit risk of the loan; to continue to improve the Fund's diversification at the margin; to attempt to identify negative industry trends in advance of credit problems; and to monitor all loans to spot weakness and plan appropriate courses of action. Additionally, we seek to identify changing economic and financial market factors that could result in an unacceptably high level of vulnerability for any of the loans held in the portfolio. While all components of our investment strategy are important, during this challenging period we continue to emphasize monitoring and conducting remedial action in the Fund's portfolio. We carefully evaluate the Fund's positions in an effort to improve its risk-return profile wherever possible.

Though we continue to have room to add new assets, we will remain cautious in selecting new loans to add to the portfolio. Having said that, we believe the

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Citigroup Investments Corporate Loan Fund Inc.
                                                                             7
selection of loans that come to market for the foreseeable future should be attractive relative to historical norms, as credit statistics remain favorable. In selecting new assets, we try to optimize the Fund's diversification and target select opportunities while operating within the parameters of our high credit standards. We seek to bring our shareholders the best combination of quality and price in the assets we purchase to achieve what we feel are the best risk-adjusted returns available in the loan asset class.

At the same time, we look to maximize value in those loans in the portfolio that we believe possess long-term value by being patient and riding out the day-to-day volatility in financial markets. As the possibility of war looms on the horizon, we expect that the financial markets may grow more uncertain and cautious, potentially leading to greater volatility. As the outcome of the Iraq situation becomes clearer, a significant uncertainty will be mitigated and likely lead to an improvement in stability and confidence. We believe the general recovery of prices in the loan market and in many of the loans in the portfolio may continue as these conditions improve.

Portfolio Manager Economic Overview and Outlook

The U.S. economy has continued to grow but at a slower pace since our last report. Our outlook continues to place the highest probability on a scenario of slow gross domestic product ("GDP")/11/ growth with modest acceleration as the year progresses. Economic data has remained mixed since our last report and many of the same uncertainties linger. We expect to continue to receive mixed signals in the near term, as we feel future growth is likely to remain uneven. The "peace dividend" we enjoyed for so long has all but disappeared as the prospect of war in Iraq has increased considerably and terrorist threats and other geopolitical risks continue to dampen confidence. A significant change in any of these conditions could have a material effect on the economy. We expect that armed conflict in Iraq will hold growth at modest levels until a successful outcome is clearer. After this point, our base case is for a modest acceleration of growth as the year progresses.

GDP growth for the fourth quarter of 2002 slowed considerably to 0.7% (according to preliminary estimates) from a 4.0% pace in the third quarter, according to advance estimates released by the Bureau of Economic Analysis. For all of 2002, the U.S. economy expanded 2.4%, following 0.3% growth in 2001. Recent economic data remain mixed. We have seen softness in the U.S. manufacturing sector and many areas of consumer spending, while at the same time continued strong activity in housing and autos and modestly improved business fundamentals.

---------
11GDP is a market value of goods and services produced by labor and property in a given country.

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                                          2002 Quarterly Report to Shareholders
8

The Bureau of Census reported that factory orders declined 0.8% in November, as contrasted with an increase of 1.4% in October. According to the U.S. Federal Reserve Board ("Fed"), December industrial production fell 0.2% compared to a 0.1% rise in November, while capacity utilization fell to 75.4% in December from 75.6% in November. Overall, the consumer sector (which accounts for roughly two-thirds of the U.S. economy) was weaker, as the holiday retail season was widely considered to be disappointing. December retail sales increased at a meager 1.2% rate according to the Bureau of Census, due mainly to a late surge in promotion-driven auto sales. Excluding the sales of autos, retail sales were flat for December and up only 0.3% in November.

On the other hand, new home sales (up 3.5% for December and 7.4% for the year according to the Bureau of Census) and the resale of existing homes (up 5.2% for December and 4.9% for the year as reported by the National Association of Realtors), both hit record levels as housing continued to be a source of strength. According to the Commerce Department, durable goods orders rose by 0.2% in December, as compared to a 1.3% decline in November. The Conference Board's Index of Leading Economic Indicators registered three consecutive monthly increases of 0.1%, 0.5% and 0.2% in December, November and October, respectively. Corporate profits are improving and productivity continues to grow. Additionally, business fixed investment rose at a 1.5% annual rate in the fourth quarter according to the Commerce Department, led by a 5% increase in spending on equipment and software. This was the first quarterly increase in two years.

The evidence that the U.S. economy has been experiencing, in the words of Fed Chairman Alan Greenspan, a "soft patch" is fairly clear. There is a tension between the forces of deteriorating consumer fundamentals and marginally improving corporate health. It is unclear how much of the recent slowdown in GDP can be attributed to one-time or temporary factors such as the West Coast dock-workers strike and/or declining consumer sentiment associated with the risk of war in Iraq and other geopolitical concerns. The question remains as to whether consumer spending will continue to drive economic growth long enough for a transition to occur from consumer-led to business-led growth.

While in the minority, some economists see a broad pullback by consumers resulting from the need to increase their savings rate in order to pay down debt. High energy prices, budget cuts at the state and local level, the prospect for higher state taxes, deflationary pressures from foreign-based manufacturers (most notably China), the ongoing cleansing of the excesses of the late 1990s and continued weakness in the other G-7 economies, are providing little traction for job creation and are drags on the prospect for economic growth to accelerate.

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Citigroup Investments Corporate Loan Fund Inc.
                                                                             9

We continue to adhere to our belief that the highest probability scenario lies in slow growth with modest acceleration over time. Once the overhang of war risk has subsided, we believe several fundamentals underpinning the U.S. economy should likely provide the fuel for sustainable growth. Those fundamentals include:

    1) Strong Monetary Stimulus. Recent money growth has registered at approximately 8%. According to the International Strategy and Investment Group, Inc., consumers continue to see improvement to their cash position through ongoing growth in disposable personal income and high levels of home refinancing. In November 2002 the FOMC cut short-term rates by another half a percentage point. Furthermore, a new tax cut package may be on the way and the residual benefits of the 2001 tax cuts are working through the system.

    2) Relatively Stable Employment. The Bureau of Labor Statistics reported that the December unemployment rate held at 6% and the 13-week average for new unemployment claims reported by the Labor Board continued its downward drift below the important 400,000 level.

    3) Strong Housing Sector. Record levels of new and existing home sales and the highest rate of housing starts since 1986 have been reported according to the Commerce Department.

    4) Stable Financial Sector. The U.S. banking and financial sectors have held up well in the face of high credit defaults.

    5) Signs of Improvement in Manufacturing. A longer average workweek, continued growth in productivity, improved price competitiveness from a weaker dollar, as well as low inventories that may provide the prospect for strong manufacturing growth once demand picks up.

    6) Low Inflation. Inflation was up only 0.1% in December and 2.4% for the year in 2002.

As previously referenced, the FOMC, at its January meeting, left interest rates unchanged and indicated that it continued to see the risks to the economy balanced between slower growth and higher inflation. In its accompanying statement, the FOMC said "the accommodative stance of monetary policy, coupled with the ongoing growth in productivity, will provide support to an improving economic climate over time."

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                                          2002 Quarterly Report to Shareholders
10

We are further encouraged by the prospect of Congress and the President implementing a compromise plan of tax cuts and other economic incentives for business investment later this year. We believe that such a push on the fiscal front, combined with a resolution of the Iraq situation, could provide the spark needed for moderately accelerating economic growth in the second half of 2003 and into 2004. We believe the probability of further short-term interest rate cuts by the Fed in the near term are relatively low. As the year progresses, if economic growth begins to strengthen, we believe the Fed will likely move quickly to raise rates to a more neutral position.

At the same time, we expect the path to long-lasting growth will likely be uneven in the near-term with continued mixed signals. Until the outcome of the situation in Iraq becomes clearer, sustained acceleration in growth is unlikely. The timing and extent of a recovery in business spending remains unclear and a sudden change on the geopolitical front could have a major effect. Most notably, a protracted war in Iraq or a related event that could lead to a prolonged increase in the price of oil could negatively impact the economy and many markets in our view. Although we believe they are lower risks at this time, other geopolitical concerns exist that could turn the economic tide. In the longer term, the budget deficits being created today could retard economic growth for years to come through higher interest rates and an increased cost of capital.

We will continue to seek the best risk-adjusted returns available from loans and to work hard to seek to provide you with a stable, long-term investment with competitive rates of return.

Looking for Additional Information?

The Citigroup Investments Corporate Loan Fund Inc. is traded on the New York Stock Exchange under the symbol "TLI" and its closing market price is available in most newspapers under the New York Stock Exchange listings. Daily net asset value closing prices are available online under symbol XTLIX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

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Citigroup Investments Corporate Loan Fund Inc.
                                                                             11

Thank you for your investment in the Citigroup Investments Corporate Loan Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Glenn N. Marchak
Glenn N. Marchak
Vice President and Investment Officer

January 29, 2003

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 14 through 18 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.

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                                          2002 Quarterly Report to Shareholders
12

  Take Advantage of the Fund's Dividend Reinvestment Plan!

  Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

  As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan") which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

  Plan Summary
  If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

  The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment for the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or
  (b) 95% of the market price per share on the valuation date.

  If the market price is less than the NAV per share as of the determination date, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

  A more complete description of the current Plan appears in the section of this report beginning on page 29. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

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Citigroup Investments Corporate Loan Fund Inc.
                                                                             13

 Schedule of Investments (unaudited)                           December 31, 2002


   FACE                                              LOAN   STATED
  AMOUNT                  SECURITY                   TYPE  MATURITY   VALUE*
-------------------------------------------------------------------------------
SENIOR COLLATERALIZED LOANS -- 87.3%
Aerospace/Defense -- 2.2%
$1,496,015 Decrane Aircraft Holdings, Inc.          Term B  9/30/05 $ 1,215,512
 2,431,339 Decrane Aircraft Holdings, Inc.          Term D 12/15/06   1,975,463
   997,485 Raytheon Aerospace Co.                   Term B 12/17/07     994,991
   600,000 Veridian Corp.                           Term B  6/10/08     601,275
------------------------------------------------------------------------------
                                                                      4,787,241
------------------------------------------------------------------------------
Automotive -- 3.9%
 1,320,000 Collins & Aikman Corp.                   Term B 12/31/05   1,316,229
   966,948 Dayco Products, LLC                      Term B  5/31/07     958,246
 1,695,750 Dura Operating Corp.                     Term C 12/31/08   1,692,994
 1,721,984 J.L. French Automotive Casting, Inc.     Term B 10/21/06   1,489,517
 2,097,375 Metaldyne Co. LLC                        Term D 12/31/09   2,024,841
   788,000 Stoneridge, Inc.                         Term B  4/30/08     788,492
------------------------------------------------------------------------------
                                                                      8,270,319
------------------------------------------------------------------------------
Building Materials -- 5.1%
 1,682,337 Hanley-Wood, Inc.                        Term B  9/21/07   1,556,162
 1,287,777 Magnatrax Corp.                          Term B 11/15/05     354,139
 3,725,150 Masonite International, Corp.            Term C  8/31/08   3,729,341
 1,000,000 National Waterworks, Inc.                Term B 11/22/09   1,003,333
 2,449,684 Panolam Industries International, Inc.   Term B 11/24/06   2,376,194
 2,298,164 Trussway Holdings Inc.                   Term B 12/31/06   1,781,077
------------------------------------------------------------------------------
                                                                     10,800,246
------------------------------------------------------------------------------
Chemicals -- 3.8%
 1,869,075 Georgia Gulf Corp.                       Term C  5/12/09   1,878,420
   600,000 Hercules Inc.                            Term B 12/20/07     600,563
 1,392,967 Huntsman International LLC               Term B  6/30/07   1,365,978
 1,392,967 Huntsman International LLC               Term C  6/30/08   1,365,978
 1,293,728 Lyondell Petrochemical Co.               Term E  5/17/06   1,309,900
 1,674,500 Noveon Inc.                              Term B  9/30/08   1,679,135
------------------------------------------------------------------------------
                                                                      8,199,974
------------------------------------------------------------------------------
Conglomerates -- 2.0%
 1,466,248 Gentek, Inc.                             Term C   8/9/07     837,227
 1,333,313 SPX Corp.                                Term B  9/30/09   1,329,646
 2,222,188 SPX Corp.                                Term C  3/31/10   2,217,188
------------------------------------------------------------------------------
                                                                      4,384,061
------------------------------------------------------------------------------
Consumer Cyclicals -- 0.4%
   888,235 Pike Electric Inc.                       Term B  4/15/10     893,972
------------------------------------------------------------------------------
Consumer Products -- 2.0%
   745,445 American Safety Razor Co.                Term B  1/31/05     676,491
   987,500 Armkel, LLC                              Term B  3/28/09     992,525

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                          2002 Quarterly Report to Shareholders
14

 Schedule of Investments (unaudited) (continued)               December 31, 2002

   FACE                                               LOAN    STATED
  AMOUNT                  SECURITY                    TYPE   MATURITY   VALUE*
---------------------------------------------------------------------------------
Consumer Products -- 2.0% (continued)
$1,788,886 Holmes Products Corp.                    Term B     2/5/07 $ 1,650,248
   862,500 Meow Mix Inc.                            Term B    1/31/08     862,500
---------------------------------------------------------------------------------
                                                                        4,181,764
---------------------------------------------------------------------------------
Electric -- 2.3%
 1,000,000 Centerpoint Energy Houston Electric, LLC Term B   11/12/05   1,060,000
 4,092,992 Westar Energy, Inc.                      Term B     6/5/05   3,944,621
---------------------------------------------------------------------------------
                                                                        5,004,621
---------------------------------------------------------------------------------
Entertainment -- 1.6%
   950,000 Regal Cinemas, Inc.                      Term C   12/31/07     952,969
 1,473,684 Six Flags Theme Parks Inc.               Term B    6/30/09   1,455,724
   900,000 Washington Football Inc.                 Term C   10/16/07     905,063
---------------------------------------------------------------------------------
                                                                        3,313,756
---------------------------------------------------------------------------------
Environmental -- 2.4%
 1,219,893 Allied Waste North America, Inc.         Term B    7/21/06   1,210,090
 1,463,872 Allied Waste North America, Inc.         Term C    7/21/07   1,452,108
 2,362,140 Casella Waste Systems, Inc.              Term B   12/14/06   2,368,045
---------------------------------------------------------------------------------
                                                                        5,030,243
---------------------------------------------------------------------------------
Food -- 6.3%
   990,438 American Seafoods Group LLC              Term B    3/31/09     994,306
 4,179,000 Dean Foods Co.                           Term B    7/15/08   4,177,174
 1,000,000 Del Monte Corp.                          Term B   12/20/10   1,008,000
 2,974,393 Fleming Cos., Inc.                       Term B    6/18/08   2,913,418
   985,000 Flowers Food Inc.                        Term B    3/26/07     989,720
 1,059,653 Michael Foods Inc.                       Term B    3/22/08   1,064,509
   992,500 National Dairy Holdings L.P.             Term B    4/30/09     992,294
   797,643 NSC Operating Co.                        Term B    5/27/07     798,973
   500,000 NSC Operating Co.                        2nd Lien  5/25/09     498,750
---------------------------------------------------------------------------------
                                                                       13,437,144
---------------------------------------------------------------------------------
Gaming -- 3.5%
 2,183,500 Alliance Gaming Corp.                    Term B   12/31/06   2,193,507
 2,169,151 Ameristar Casinos, Inc.                  Term B   12/21/06   2,177,828
   682,316 Greektown Casino, LLC                    Term C    9/30/04     682,316
   992,500 Isle of Capri Casinos, Inc.              Term B    4/26/08     994,516
 1,333,333 Scientific Games Corp.                   Term B    9/30/07   1,333,056
---------------------------------------------------------------------------------
                                                                        7,381,223
---------------------------------------------------------------------------------
Healthcare -- 2.7%
 1,094,500 Caremark Rx, Inc.                        Term B    3/31/06   1,095,412
 1,000,000 Community Health Systems Inc.            Term B    7/16/10     996,953

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             15

 Schedule of Investments (unaudited) (continued)               December 31, 2002


   FACE                                              LOAN   STATED
  AMOUNT                  SECURITY                   TYPE  MATURITY   VALUE*
-------------------------------------------------------------------------------
Healthcare -- 2.7% (continued)
$1,500,000 Kessler Rehabilitation Corp.             Term B  7/30/08 $ 1,496,250
 2,231,407 Rotech Healthcare Inc.                   Term B  3/31/08   2,232,105
------------------------------------------------------------------------------
                                                                      5,820,720
------------------------------------------------------------------------------
Home Construction -- 0.9%
 1,950,000 Lennar Corp.                             Term C  5/19/07   1,955,850
------------------------------------------------------------------------------
Industrial - Other -- 5.5%
   905,518 Buffets, Inc.                            Term B  6/30/09     895,105
 1,534,909 Flowserve Corp.                          Term C  6/30/09   1,518,326
 3,795,680 General Cable Corp.                      Term B  5/25/07   3,150,414
 3,713,046 Mueller Group, Inc.                      Term E  5/31/08   3,701,906
   997,596 TriMas Corp.                             Term B 12/31/09     999,872
 2,309,976 Western Industries Ltd.                  Term B  6/23/06   1,559,233
------------------------------------------------------------------------------
                                                                     11,824,856
------------------------------------------------------------------------------
Insurance -- 1.5%
 1,990,000 Hilb, Rogal and Hamilton Co.             Term B  6/30/07   1,994,354
 1,143,750 Oxford Health Plans, Inc.                Term B  6/30/06   1,145,895
------------------------------------------------------------------------------
                                                                      3,140,249
------------------------------------------------------------------------------
Media/Cable -- 9.3%
   997,500 Block Communications Inc.                Term B 11/15/09   1,001,241
 2,500,000 Century Cable Holdings                   Term B 12/31/09   1,823,125
 6,958,750 Charter Communications Operating LLC     Term B  3/17/08   5,816,353
 1,980,000 Charter Communications VIII              Term B   2/2/08   1,652,217
 1,731,233 Classic Cable, Inc.                      Term B  1/31/08   1,359,018
   865,616 Classic Cable, Inc.                      Term C  1/31/08     679,509
 4,000,000 Insight Midwest LLC                      Term B 12/31/09   3,899,752
 3,761,469 Videotron Ltee                           Term B  12/1/09   3,625,115
------------------------------------------------------------------------------
                                                                     19,856,330
------------------------------------------------------------------------------
Media/Non-Cable -- 10.5%
 1,782,857 Advanstar Communications Inc.            Term B 11/17/08   1,622,400
 4,361,080 American Media Operation Inc.            Term C   4/1/07   4,366,531
 1,809,506 Canwest Media Inc.                       Term B  5/15/08   1,809,930
 1,130,494 Canwest Media Inc.                       Term C  5/15/09   1,130,758
 2,900,000 Dex Media East LLC                       Term B  11/8/09   2,914,198
   846,478 Emmis Communications Corp.               Term B  8/31/09     850,447
 1,500,000 Hollinger International Publishing Inc.  Term B  9/30/09   1,500,000
 4,000,000 PanAmSat Corp.                           Term B 12/31/08   3,898,000
 2,992,500 The Reader's Digest Association, Inc.    Term B  5/20/08   2,917,152
 1,488,750 Susquehanna Media Co.                    Term B  6/30/08   1,496,194
------------------------------------------------------------------------------
                                                                     22,505,610
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                          2002 Quarterly Report to Shareholders
16

 Schedule of Investments (unaudited) (continued)               December 31, 2002

   FACE                                                 LOAN       STATED
  AMOUNT                  SECURITY                      TYPE      MATURITY   VALUE*
-------------------------------------------------------------------------------------
Metals -- 0.3%
$  728,835 Compass Minerals Group, Inc.                Term B     11/28/09 $  733,048
-------------------------------------------------------------------------------------
Other - Financial Institutions -- 0.1%
   580,581 Bridge Information Systems, Inc.            Multi-Draw  3/31/03     94,344
 1,055,920 Bridge Information Systems, Inc.            Term B      3/31/03    171,587
-------------------------------------------------------------------------------------
                                                                              265,931
-------------------------------------------------------------------------------------
Packaging -- 1.5%
   990,000 Graphic Packaging International Corp.       Term B      2/28/09    994,950
   992,500 Printpack Holdings Inc.                     Term B      4/25/09    996,636
   350,000 Smurfit-Stone Container Canada, Inc.        Term C      6/30/09    346,281
   950,000 Stone Container Corp.                       Term B      6/30/09    939,164
-------------------------------------------------------------------------------------
                                                                            3,277,031
-------------------------------------------------------------------------------------
Paper -- 0.5%
   995,000 Riverwood International Corp.               Term B      3/31/07    992,824
-------------------------------------------------------------------------------------
Pharmaceuticals -- 0.5%
 1,109,195 Alpharma Corp.                              Term B      10/5/08  1,078,692
-------------------------------------------------------------------------------------
Railroads -- 1.0%
 1,293,500 Kansas City Southern Railway Co.            Term B      6/12/08  1,295,117
   800,000 RailAmerica, Inc.                           Term B      5/23/09    797,800
-------------------------------------------------------------------------------------
                                                                            2,092,917
-------------------------------------------------------------------------------------
Refining -- 2.6%
 1,780,783 Dresser Inc.                                Term B      4/10/09  1,783,964
 4,069,085 Tesoro Petroleum Corp.                      Term B     10/10/07  3,785,946
-------------------------------------------------------------------------------------
                                                                            5,569,910
-------------------------------------------------------------------------------------
Retailers -- 0.2%
   441,177 Shoppers Drug Mart Corp.                    Term F       2/4/09    442,224
-------------------------------------------------------------------------------------
Technology -- 2.2%
 2,842,914 Seagate Technology HDD Holdings, Inc.
            (INT)                                      Term B      5/13/07  2,839,869
 1,137,086 Seagate Technology Holdings, Inc. (U.S.)    Term B      5/13/07  1,135,868
 2,248,317 Trend Technologies, Inc.                    Term B      2/28/07    618,287
-------------------------------------------------------------------------------------
                                                                            4,594,024
-------------------------------------------------------------------------------------
Telecommunications -- 9.1%
   831,845 American Cellular Corp.                     Term B      3/31/08    582,663
   950,680 American Cellular Corp.                     Term C      3/31/09    665,900
 2,841,190 Centennial Cellular Operating Co.           Term B       6/5/06  2,182,389
 2,840,816 Centennial Cellular Operating Co.           Term C       6/5/07  2,191,488
 1,000,000 Crown Castle Operating Co.                  Term B      3/15/08    953,472
   999,601 Dobson Operating Co.                        Term B      12/1/07    834,667
 3,462,428 Fairpoint Communications, Inc.              Term C      3/31/07  3,289,306

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             17

 Schedule of Investments (unaudited) (continued)               December 31, 2002


   FACE                                              LOAN   STATED
  AMOUNT                  SECURITY                   TYPE  MATURITY    VALUE*
--------------------------------------------------------------------------------
Telecommunications -- 9.1% (continued)
$1,995,000 Nextel Finance Co.                       Term B  6/30/08 $  1,846,087
 2,000,000 Nextel Finance Co.                       Term C 12/31/08    1,850,714
 1,964,452 Rural Cellular Corp.                     Term B  10/3/08    1,717,259
 1,964,452 Rural Cellular Corp.                     Term C   4/3/09    1,717,259
 2,000,000 Western Wireless Corp.                   Term B  9/30/08    1,562,500
-------------------------------------------------------------------------------
                                                                      19,393,704
-------------------------------------------------------------------------------
Tobacco -- 1.8%
 3,766,667 Commonwealth Brands, Inc.                Term B  8/28/07    3,757,250
-------------------------------------------------------------------------------
Transportation Services -- 1.6%
 1,083,099 Evergreen International Aviation, Inc.   Term B   5/7/03      926,049
 2,475,000 TravelCenters of America, Inc.           Term B 11/30/08    2,486,603
-------------------------------------------------------------------------------
                                                                       3,412,652
-------------------------------------------------------------------------------
           TOTAL SENIOR COLLATERALIZED LOANS
           (Cost -- $200,750,529)                                    186,398,386
-------------------------------------------------------------------------------
   FACE
  AMOUNT                          SECURITY                             VALUE*
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 12.7%
Commercial Paper -- 12.7%
 8,000,000 Canadian Imperial Bank of Commerce, 1.330% due 1/16/03      7,995,862
 8,800,000 Toyota Motor Credit Corp., 1.310% due 1/8/03                8,798,079
 4,700,000 United Healthcare Corp., 1.450% due 1/16/03                 4,697,350
 5,600,000 Wheels Inc., 1.650% due 1/2/03                              5,600,000
-------------------------------------------------------------------------------
           TOTAL SHORT-TERM
           INVESTMENTS (Cost -- $27,091,291)                          27,091,291
-------------------------------------------------------------------------------
           TOTAL
           INVESTMENTS -- 100% (Cost -- $227,841,820**)             $213,489,677
-------------------------------------------------------------------------------

* Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
** Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ------------------------------------
    2nd Lien     --  Subordinate Loan to 1st Lien
    Multi-Draw   --  Multi-Draw Term Loan
    Term         --  Term Loan
    Term A       --  Term Loan A
    Term B       --  Term Loan B
    Term C       --  Term Loan C
    Term D       --  Term Loan D
    Term E       --  Term Loan E
    Term F       --  Term Loan F

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                          2002 Quarterly Report to Shareholders
18

 Statement of Assets and Liabilities (unaudited)               December 31, 2002


ASSETS:
  Investments, at value (Cost -- $200,750,529)                                  $186,398,386
  Short-term investments, at value (Cost -- $27,091,291)                          27,091,291
  Interest receivable                                                              1,323,205
  Receivable for securities sold                                                     600,221
------------------------------------------------------------------------------- ------------
  Total Assets                                                                   215,413,103
------------------------------------------------------------------------------- ------------
LIABILITIES:
  Payable to bank                                                                  1,099,867
  Management fee payable                                                             197,930
  Distributions payable to Auction Rate Cumulative Preferred Stockholders             73,304
  Dividends payable                                                                   36,494
  Accrued expenses                                                                   114,585
------------------------------------------------------------------------------- ------------
  Total Liabilities                                                                1,522,180
------------------------------------------------------------------------------- ------------
Series A and B Auction Rate Cumulative Preferred Stock (1,700 shares authorized
 and issued at $25,000 per share for each Series) (Note 5)                        85,000,000
------------------------------------------------------------------------------- ------------
Total Net Assets                                                                $128,890,923
------------------------------------------------------------------------------- ------------
NET ASSETS:
  Par value of capital shares                                                   $      9,782
  Capital paid in excess of par value                                            144,980,242
  Undistributed net investment income                                                731,170
  Accumulated net realized loss from security transactions                        (2,478,128)
  Net unrealized depreciation of investments                                     (14,352,143)
------------------------------------------------------------------------------- ------------
Total Net Assets
  (Equivalent to $13.18 a share on 9,781,667 capital shares of $0.001 par value
   outstanding; 150,000,000 capital shares authorized)                          $128,890,923
------------------------------------------------------------------------------- ------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             19

 Statement of Operations (unaudited)

For the Three Months Ended December 31, 2002

INVESTMENT INCOME:
  Interest                                                                     $  2,869,096
  Less: Interest expense (Note 4)                                                   (11,061)
-----------------------------------------------------------------------------  ------------
  Total Investment Income                                                         2,858,035
-----------------------------------------------------------------------------  ------------
EXPENSES:
  Management fee (Note 2)                                                           568,888
  Auction fees (Note 5)                                                              54,883
  Audit and legal                                                                    44,748
  Shareholder communications                                                         29,538
  Shareholder and system servicing fees                                              16,948
  Directors' fees                                                                    14,348
  Registration fees                                                                   7,659
  Custody                                                                             4,880
  Other                                                                              26,543
-----------------------------------------------------------------------------  ------------
  Total Expenses                                                                    768,435
-----------------------------------------------------------------------------  ------------
Net Investment Income                                                             2,089,600
-----------------------------------------------------------------------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                           24,437,968
   Cost of securities sold                                                       26,648,077
-----------------------------------------------------------------------------  ------------
  Net Realized Loss                                                              (2,210,109)
-----------------------------------------------------------------------------  ------------
  Change in Net Unrealized Depreciation of Investments:
   Beginning of period                                                          (16,124,723)
   End of period                                                                (14,352,143)
-----------------------------------------------------------------------------  ------------
  Decrease in Net Unrealized Depreciation                                         1,772,580
-----------------------------------------------------------------------------  ------------
Net Loss on Investments                                                            (437,529)
-----------------------------------------------------------------------------  ------------
Distributions Paid to Auction Rate Cumulative Preferred Stockholders
 From Net Investment Income                                                        (382,476)
-----------------------------------------------------------------------------  ------------
Increase in Net Assets From Operations                                         $  1,269,595
-----------------------------------------------------------------------------  ------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                          2002 Quarterly Report to Shareholders
20

 Statements of Changes in Net Assets


For the Three Months Ended December 31, 2002 (unaudited) and the Year Ended September 30, 2002

                                                       December 31  September 30
---------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                               $  2,089,600  $  8,851,025
  Net realized gain (loss)                              (2,210,109)      224,702
  (Increase) decrease in net unrealized depreciation     1,772,580    (7,915,466)
  Distributions paid to Auction Rate Cumulative
   Preferred Stockholders from net investment income      (382,476)     (911,398)
----------------------------------------------------  ------------  ------------
  Increase in Net Assets From Operations                 1,269,595       248,863
----------------------------------------------------  ------------  ------------
DISTRIBUTIONS PAID TO COMMON STOCK
SHAREHOLDERS FROM:
  Net investment income                                 (1,936,786)   (7,893,805)
----------------------------------------------------  ------------  ------------
  Decrease in Net Assets From Distributions
   Paid to Common Stock Shareholders                    (1,936,786)   (7,893,805)
----------------------------------------------------  ------------  ------------
FUND SHARE TRANSACTIONS:
  Underwriting commissions and expenses for the
   issuance of Auction Rate Cumulative Preferred
   Stock (Note 5)                                               --    (1,190,782)
----------------------------------------------------  ------------  ------------
  Decrease in Net Assets From Fund
   Share Transactions                                           --    (1,190,782)
----------------------------------------------------  ------------  ------------
Decrease in Net Assets                                    (667,191)   (8,835,724)
NET ASSETS:
  Beginning of period                                  129,558,114   138,393,838
----------------------------------------------------  ------------  ------------
  End of period*                                      $128,890,923  $129,558,114
----------------------------------------------------  ------------  ------------
* Includes undistributed net investment income of:        $731,170      $960,832
----------------------------------------------------  ------------  ------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             21

 Statement of Cash Flows (unaudited)

For the Three Months Ended December 31, 2002

CASH FLOWS PROVIDED (USED) BY OPERATING
AND INVESTING ACTIVITIES:
  Interest received                                               $  2,964,925
  Operating expenses paid                                             (746,262)
  Net short-term purchases                                         (12,191,799)
  Net long-term purchases                                          (17,306,666)
  Proceeds from disposition of long-term securities                 28,329,568
  Cash dividends paid on Auction Rate Cumulative Preferred Stock      (353,202)
  Interest paid on bank loans                                          (15,543)
----------------------------------------------------------------  ------------
  Net Cash Provided By Operating and Investing Activities              681,021
----------------------------------------------------------------  ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
  Cash dividends paid on Common Stock                               (1,901,995)
----------------------------------------------------------------  ------------
  Net Cash Used By Financing Activities                             (1,901,995)
----------------------------------------------------------------  ------------
NET DECREASE IN CASH                                                (1,220,974)
Cash, Beginning of period                                              121,107
----------------------------------------------------------------  ------------
Payable to Bank, End of period                                    $ (1,099,867)
----------------------------------------------------------------  ------------
RECONCILIATION OF INCREASE IN NET ASSETS FROM
OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY
OPERATING AND INVESTING ACTIVITIES:
  Increase in Net Assets From Operations                          $  1,269,595
----------------------------------------------------------------  ------------
  Accretion of discount on securities                                  (17,046)
  Increase in investments, at value                                 (4,490,033)
  Increase in interest receivable                                      (20,060)
  Decrease in interest payable                                          (4,482)
  Decrease in receivable for securities sold                         3,891,600
  Increase in accrued expenses                                          22,173
  Increase in preferred dividends payable                               29,274
----------------------------------------------------------------  ------------
  Total Adjustments                                                   (588,574)
----------------------------------------------------------------  ------------
Net Cash Flows Provided By Operating and Investing Activities     $    681,021
----------------------------------------------------------------  ------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                          2002 Quarterly Report to Shareholders
22

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Citigroup Investments Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the Fund's capital accounts to reflect the permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $48,540 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; (i) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the Auction Rate Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held monthly and out of funds legally available to shareholders;
(j) the net asset value of the Fund's Common Stock is determined by dividing the value of the net assets available to Common Stock by the total number of shares of common stock outstanding. For the purpose of determining the net asset value per share of the common stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue; (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment,

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             23
financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (i) collateralized senior loans will be valued at readily ascertainable market values and in the absence of these market values the loans are valued at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, Smith Barney Fund Management LLC ("SBFM"), the Fund's investment advisor, with the assistance of the Travelers Asset Management International Company LLC ("TAMIC"), the sub-adviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan;
(3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions; SBFM may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SBFM will not rely solely on such prices or quotations.

Facility fees and upfront fees, incurred by the Fund on loan agreements, are amortized over the term of the loan.

2. Management Agreement and Transactions with Affiliated Persons

SBFM, a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser for the Fund. The Fund pays SBFM a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average daily assets. For purposes of calculating the advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a sub-advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SBFM pays TAMIC a fee of 0.50% of the value of the Fund's average daily assets for the services TAMIC provides as sub-adviser. For purposes of calculating the sub-advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
                                          2002 Quarterly Report to Shareholders
24

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the three months ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------
Purchases                                                    $17,306,666
-----------------------------------------------------------------------
Sales                                                         24,437,968
-----------------------------------------------------------------------

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                       $    438,915
Gross unrealized depreciation                                        (14,791,058)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(14,352,143)
--------------------------------------------------------------------------------

4. Commitments

On May 24, 2002, the Fund entered into a three year revolving credit agreement to borrow up to an aggregate of $25 million from the National Australia Bank Limited. This agreement terminates on May 31, 2005. The Fund pays a facility fee quarterly at 0.15% per annum for the three year revolving credit agreements, respectively.

5. Auction Rate Cumulative Preferred Stock

On March 14, 2002, the Fund issued 1,700 shares of Series A and 1,700 shares of Series B, respectively, of Auction Rate Cumulative Preferred Stock ("ARCPS"). The underwriting discount of $850,000 and offering expenses of $340,782 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS' dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rates ranged from 1.52% and 2.05% for the three months ended December 31, 2002.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             25
of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the three months ended December 31, 2002, SSB did not receive any fees as the broker/dealer.

Under Emerging Issues Task Force ("EITF") announcement Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.

6. Asset Maintenance and Asset Coverage Requirements

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

7. Capital Shares

At December 31, 2002, the Fund had 150,000,000 shares of capital stock authorized, ("Common Stock") with a par value of $0.001 per share.

8. Capital Loss Carryforward

At September 30, 2002, the Fund had, for Federal income tax purposes, approximately $268,000 of unused capital loss carryforwards available to offset future capital gains through September 30, 2010. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below:

                                                                   2009     2010
--------------------------------------------------------------------------------
Capital Loss Carryforwards                                      $44,000 $224,000
----------------------------------------------------------------------  --------

--------------------------------------------------------------------------------
                                          2002 Quarterly Report to Shareholders
26

 Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                                         2002/(1)/       2002       2001      2000   1999/(2)/
----------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                    $13.24       $14.15     $15.14     $15.19    $15.00
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                   0.21         0.90       1.22       1.40      0.97
  Net realized and unrealized
   gain (loss)                           (0.03)       (0.79)     (0.93)      0.02      0.09
  Distributions paid to Auction Rate
   Cumulative Preferred
   Stockholders from net
   investment income                     (0.04)       (0.09)        --         --        --
---------------------------------------------------------------------------------------------
Total Income From Operations              0.14         0.02       0.29       1.42      1.06
---------------------------------------------------------------------------------------------
Offering Costs on Issuance of
 Common Stock                               --           --         --         --     (0.02)
---------------------------------------------------------------------------------------------
Underwriting Commissions and
 Expenses for the Issuance of
 Auction Rate Cumulative
 Preferred Stock                            --        (0.12)        --         --        --
---------------------------------------------------------------------------------------------
Distributions Paid to Common
Stock Shareholders From:
  Net investment income                  (0.20)       (0.81)     (1.26)     (1.44)    (0.85)
  Net realized gains                        --           --      (0.02)     (0.03)       --
---------------------------------------------------------------------------------------------
Total Distributions                      (0.20)       (0.81)     (1.28)     (1.47)    (0.85)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $13.18       $13.24     $14.15     $15.14    $15.19
---------------------------------------------------------------------------------------------
Total Return,
 Based on Market Value                   (0.07)%++    (1.67)%    (4.33)%    13.35%     1.68%++
---------------------------------------------------------------------------------------------
Total Return,
 Based on Net Asset Value                 1.27%++     (0.30)%     2.44%     10.55%     7.45%++
---------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $128,891     $129,558   $138,394   $148,136  $148,548
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets/(3)/:
  Net investment income                   6.51%+       6.48%      8.31%      9.20%     7.48%+
  Interest expense                        0.03+        0.57       2.75       3.04      1.68+
  Auction fees                            0.17+        0.08         --         --        --
  Organization expense                      --           --         --         --      0.24+
  Operating expenses                      2.23+        1.98       1.82       1.70      1.63+
  Total expenses                          2.43+        2.63       4.57       4.74      3.55+
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      9%          57%        23%        59%       53%
---------------------------------------------------------------------------------------------
Market Value, End of Period             $11.62       $11.83     $12.82   $14.6875   $14.375
---------------------------------------------------------------------------------------------

(1) For the three months ended December 31, 2002 (unaudited).
(2) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.
(3) Calculated on the basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             27

 Other Financial Information (unaudited)

The table below sets out information with respect to Auction Rate Cumulative Preferred Stock:

                                                                       2002/(1)/
--------------------------------------------------------------------------------
Auction Rate Cumulative Preferred Stock/(2)/:
 Total Amount Outstanding (000s)                                       $85,000
 Asset Coverage Per Share                                               62,909
 Involuntary Liquidating Preference Per Share/(3)/                      25,000
 Average Market Value Per Share/(3)/                                    25,000
------------------------------------------------------------------------------

(1) As of December 31, 2002.
(2) On March 14, 2002, the Fund issued 3,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 a share.
(3) Excludes accrued interest or accumulated undeclared dividends.

--------------------------------------------------------------------------------
                                          2002 Quarterly Report to Shareholders
28

 Dividend Reinvestment Plan (unaudited)

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Global Fund Services ("Plan Agent"), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Global Fund Services, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             29

Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

--------------------------------------------------------------------------------
                                          2002 Quarterly Report to Shareholders
30

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             31

Directors
Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
R. Jay Gerken, Chairman
George M. Pavia

Officers
R. Jay Gerken
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer and Treasurer

Glenn N. Marchak
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

            [LOGO]

             TLI
            Listed
             NYSE
THE NEW YORK STOCK EXCHANGE

Investment Adviser
Smith Barney Fund Management LLC
399 Park Avenue
New York, New York 10022

Sub-Investment Adviser
Travelers Asset Management International Company LLC
242 Trumbull Street
Hartford, Connecticut 06115

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030



This report is intended only for shareholders of Citigroup Investments Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.



Citigroup Investments Corporate Loan Fund Inc.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD01804 2/03                                                             03-4523